                                                                  Exhibit 10.27
                                                                  -------------

                            COST SHARING AGREEMENT

     This COST SHARING AGREEMENT (this "Agreement") is made as of July 27 1999, by and between ARE- 104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("ARE"), and PARADIGM GENETICS, INC., a North Carolina corporation ("PARADIGM"), with reference to the following Recitals:

                                   RECITALS:

     A. Concurrently herewith, ARE and Triangle Service Center, Inc., a North Carolina corporation ("TSC") have entered into that certain Ground Lease Agreement of even date herewith (the "GROUND LEASE"), wherein TSC, as ground lessor, ground leased that certain parcel of land located in Durham County, North Carolina (the "PROPERTY") to ARE, as ground lessee.

     B. Concurrently herewith, ARE and Paradigm have entered into that certain Lease Agreement of even date herewith (the "Lease"), wherein ARE, as landlord, leased the Property to TSC, as tenant.

     C. ARE plans to construct certain improvements on the Property to be leased by Paradigm.

     D. Pursuant to Sections 19(b) and 19(d) of the Ground Lease, ARE has the right under certain circumstances set forth therein to be reimbursed by TSC.

     E.  Pursuant to Section 19(d) of the Ground Lease, ARE has the right to
                     -------------
terminate the Ground Lease.

     F. The parties hereto desire to set forth their understanding with regard to the exercise of such reimbursement and termination rights and the sharing of costs in connection with the development of the Property.

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINED TERMS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Ground Lease unless the context clearly indicates otherwise.

2.   ALLOCATION OF DISBURSEMENTS OF THE INCREMENTAL COSTS FUND.  Pursuant to
     Section 19(b) of the Ground Lease, in the event that the presence of the Pre-Existing Contamination (as defined in the Ground Lease) or Off-site Originated Contamination (as defined in the Ground Lease) cause ARE or Paradigm to incur (a) any and all costs and expenses in connection with the design, construction or operation of the Improvements at the Demised Premises that would not have been incurred had such Contamination not existed (including, without limitation, any costs to relocate any existing monitoring wells, the costs of retaining design professionals and environmental consultants to evaluate such Contamination, the increased cost for additional or specialized equipment or contractors necessitated because of the presence of such Contamination, any increased expense incurred because of delays in construction of the Initial Improvements due to the presence of such Contamination), (b) the cost of performing any Compliance Action related to such Contamination incurred by Tenant or Paradigm, or (c) a liquidated damages amount equal to $3,000 per day (the "DAILY LIQUIDATED AMOUNT") of delay in the completion of construction of the Initial Improvements (collectively, "INCREMENTAL COSTS"), then TSC has agreed to reimburse ARE for such Incremental Costs initially up to the amount of the Incremental Costs Fund plus, subject to certain reserves, on and after the completion of the Phase 2 Land Initial Improvements any amount remaining in the Remediation Fund. Notwithstanding anything to the contrary contained in the Ground Lease, except as may be expressly provided for in the Lease (specifically including any rights of Paradigm to receive an abatement of Rent under the Lease), Paradigm hereby irrevocably waives and relinquishes
     (a) any and all rights Paradigm may otherwise have to claim or receive damages from ARE as a result of delays in the construction of the Improvements due to the Pre-Existing Contamination or any Off-Site Originated Contamination in excess of the lesser of (i) the Liquidated Daily Amount actually paid to Paradigm, (ii) the Liquidated Daily Amount actually paid by TSC to ARE, (iii) amounts received by Paradigm in accordance with this Agreement, or (iv) any other amounts paid by TSC to ARE on account of such delay in the construction of the Improvements due to Pre-Existing Contamination or any Off-Site Originated Contamination; and
     (b) any and all rights Paradigm may otherwise have to claim or receive consequential damages from ARE as a result of delays in the completion of construction of the Improvements due to the Pre-Existing Contamination or any Off-Site Originated Contamination in excess of $75,000 unless and until the amount of other Incremental Costs are fully reimbursed to ARE from TSC and then only to the extent amounts remain in the Incremental Costs Fund. Notwithstanding the foregoing waivers (the "WAIVERS"), Paradigm expressly reserves any and all rights it may have against TSC; provided, however, Paradigm hereby indemnifies and agrees to defend and hold ARE harmless from and against any and all Claims suffered or incurred by ARE as a result of Paradigm making a Claim against TSC for any of the items covered by the Waivers. Paradigm further agrees that Paradigm shall not be entitled to be paid any amounts as consequential damages from ARE as a result of delays in the construction of the Improvements due to the Pre-Existing Contamination or any Off-Site Originated Contamination unless such delays in the construction of the Improvements result in actual delays in the completion of such Improvements and only if ARE does not exercise the termination right provided in Section 19(d) of the Ground Lease. Paradigm also agrees that no amounts shall be paid as consequential damages unless and until the Initial Improvements have been completed. The agreements set forth in this
     Section 2 shall apply in a similar manner to the respective rights of the parties with respect to the Phase 2 Land Initial Improvements if the Option (as defined in the Ground Lease) to ground lease the Phase 2 Land is exercised and the Amendment is executed. ARE and Paradigm hereby agree to reasonably cooperate with each in order to allow ARE to timely comply with its obligations to deliver evidence to TSC of Incremental Costs.

3. EXERCISE OF THE TERMINATION RIGHT PURSUANT TO SECTION 19(d) OF THE GROUND LEASE. On or before the 44th day after the Commencement of Construction of the Improvements, ARE and Paradigm shall meet and confer with respect to their respective preferences regarding the exercise of the termination right pursuant to Section 19(d) of the Ground Lease. ARE and Paradigm acknowledge and agree that ARE shall not have the right to unilaterally exercise such termination right unless: (a) Paradigm is in default under the Lease beyond any applicable cure period; (b) the Incremental Costs (other than amounts paid as part of the Liquidated Daily Amount) equals or exceeds $200,000, unless Paradigm irrevocably agrees to reimburse ARE for such excess and concurrently therewith provides ARE with reasonably satisfactory assurances of payment therefor; or (c) Paradigm has delivered to ARE written notice requesting that ARE exercise such termination right. In the event that ARE desires to exercise the termination right pursuant to
     Section 19(d) of the Ground Lease, and Paradigm does not desire to have such termination right exercised, then so long as (x) Paradigm irrevocably agrees to assume ARE's entire leasehold interest under the Ground Lease and all of ARE's obligations thereunder, and (y) Paradigm irrevocably agrees to reimburse ARE for all of its costs and expenses incurred to date in connection with the Ground Lease and the development of the Demised Premises, and provides ARE with reasonably satisfactory assurance of payment therefor, then ARE will not exercise such termination right and ARE shall assign its interest under the Ground Lease to Paradigm concurrently with the payment of such reimbursement. The agreements set forth in this
     Section 2 shall apply in a similar manner to the respective rights of the parties with respect to the Phase 2 Land Initial Improvements if the Option to ground lease the Phase 2 Land is exercised and the Amendment is executed.

4. ALLOCATION OF COSTS AFTER TERMINATION PURSUANT TO SECTION 19(d) OF THE GROUND LEASE. In the event the Ground Lease is terminated pursuant to
     Section 19(d) of the Ground Lease, ARE and Paradigm shall cooperate in determining all costs and expenses incurred by ARE and Paradigm in connection with the construction and development of the Improvements (the "ACCOUNTING") and shall complete the Accounting within 30 days after the termination of the Ground Lease. Based upon the Accounting, all costs and expenses incurred by ARE and Paradigm in connection with the construction and development of the Improvements (including the costs associated with any restoration required pursuant to Section 19(d)) shall be split equally between ARE and Paradigm, after applying any reimbursement received from TSC pursuant Section 19(d). Any amounts owed by ARE or Paradigm to the other in order to split the costs determined in the Accounting shall be paid within 15 days after the Accounting is completed.

5. GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without regard to its principles of conflicts of law.

6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between ARE and Paradigm pertaining to the subject matter hereof and supersedes the Lease and all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

7. MODIFICATIONS; WAIVER. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. NOTICES. All notices, consents, requests, reports, demands or other communications hereunder (collectively, "Notices") shall be in writing and may be delivered personally, by reputable overnight delivery service or by facsimile transmission (with in the case of a facsimile transmission, confirmation by reputable overnight delivery service) to each of the parties at the addresses set forth in the Lease, as changed from time to time in accordance with the notice provision contained therein. Notices given by facsimile transmission shall be deemed to be delivered when confirmed; and all other Notices shall have been deemed to have been delivered on the date of delivery or refusal.

9. SEVERABILITY. Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

10. THIRD PARTIES. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

11. COUNTERPARTS. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

12. HEADINGS. The section headings of this Agreement are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

13. CONSTRUCTION. This Agreement shall not be construed more strictly against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

14. ATTORNEYS' FEES. If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transaction described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this Section shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

                           [Signatures on next page ]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first above written.

ARE:                               ARE-104 ALEXANDER ROAD, LLC
                                   a Delaware limited liability company

                                   By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                       a Delaware limited partnership,
                                       as Managing Member

                                       by:  ARE-QRS CORP.,
                                            a Maryland corporation
                                            as General Partner

                                       By: /s/ Lynn Anne Shapiro
                                          -------------------------
                                          Name: Lynn Anne Shapiro
                                               --------------------
                                          Its: General Counsel
                                               --------------------

PARADIGM:                          PARADIGM GENETICS, INC.,
                                   a North Carolina corporation

                                       By:
                                          -------------------------
                                          Name:
                                               --------------------
                                          Its:
                                               --------------------

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first above written.

ARE:                               ARE-104 ALEXANDER ROAD, LLC
                                   a Delaware limited liability company

                                   By:   ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                         a Delaware limited partnership,
                                         as Managing Member

                                         by:  ARE-QRS CORP.,
                                              a Maryland corporation
                                              as General Partner

                                         By:
                                            -------------------------

                                            Name:
                                                 --------------------

                                            Its:
                                                 --------------------

PARADIGM:                          PARADIGM GENETICS, INC.,
                                   a North Carolina corporation

                                         By: /s/ Ian Howes
                                            -------------------------

                                           Name: Ian Howes
                                            -------------------------

                                           Its: Vice President
                                            -------------------------